                                                                    Exhibit 10.7

                               CEPTOR CORPORATION

            DEFERRED STOCK PLAN FOR NON-EMPLOYEE DIRECTORS UNDER THE
                            2004 STOCK INCENTIVE PLAN

     1.   PURPOSE. The CepTor Corporation Deferred Stock Plan for Non-Employee
          Directors (the "Plan") is established under the CepTor 2004 Incentive
          Stock Plan (the "2004 Plan") effective as of February 11, 2005, (the
          "Effective Date"), to create additional incentive for the non-employee directors of CepTor Corporation, a Delaware corporation, and any successor corporation thereto (collectively referred to as the
          "Company") to promote the financial success and progress of the
          Company and any present or future parent and/or subsidiary corporations of the Company. For purposes of the Plan, a parent corporation and a subsidiary corporation shall be as defined in sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as
          amended (the "Code").

     2.   ADMINISTRATION. The Plan shall be administered by the Board of
          Directors of the Company and/or by a duly appointed committee of the
          Board having such powers as shall be specified by the Board (the
          "Board"). Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted herein, including, without limitation, the power to terminate or amend the
          Plan at any time subject to the terms of the Plan and any applicable limitations imposed by law. The Board shall have no authority, discretion or power to select the non-employee directors of the
          Company who will receive options under the Plan, to set the exercise price of the options granted under the Plan, to determine the number of shares of common stock to be granted under option or the time at which such options are to be granted, to establish the duration of option grants, or to alter other terms or conditions specified in the
          Plan, except in the sense of administering the Plan subject to the provisions of the Plan. All questions of interpretation of the Plan or of any options granted under the Plan (an "Option") shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan and/or any
          Option. Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

     3.   ELIGIBILITY AND TYPE OF OPTION. Options may be granted only to directors of the Company who, at the time of such grant, are not employees of the Company or of any parent or subsidiary corporation of the Company ("Outside Directors"). Options granted to Outside
          Directors shall be nonqualified stock options; that is, options that are not treated as having been granted under section 422(b) of the
          Code. A person granted an Option is hereinafter referred to as an
          "Optionee".

     4.   SHARES SUBJECT TO OPTION. Options shall be for the purchase of shares of authorized but unissued common stock or treasury shares of common stock of the Company (the "Stock"), subject to adjustment as provided in paragraph 8 below. The maximum number of shares of Stock which may be issued under the Plan shall be Two Hundred Thousand (200,000)
          shares. In the event that any outstanding Option for any reason expires or is terminated and/or shares of Stock subject to repurchase are repurchased by the Company, the shares allocable to the unexercised portion of such Option, or such repurchased shares, may again be subject to an Option grant.

     5.   TIME FOR GRANTING OPTIONS. All Options shall be granted, if at all, prior to the termination of the 2004 plan.

     6.   TERMS, CONDITIONS AND FORM OF OPTIONS. Options granted pursuant to the
          Plan shall be evidenced by written agreements specifying the number of shares of Stock covered thereby, in substantially the form attached hereto as Exhibit A (the "Option Agreement"), which written agreement may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

          a.   AUTOMATIC GRANT OF OPTIONS. Subject to execution by an Outside
               Director of an appropriate Option Agreement, Options shall be granted automatically and without further action of the Board, as follows:

               (i)  Each person who is newly elected or appointed as an Outside
                    Director on or after the Effective Date shall be granted an
                    Option on the date of such initial election or appointment to purchase Ten Thousand (10,000) shares of Stock.

               (ii) On the date of each meeting of the Board attended by the
                    Outside Director occurring after the Effective Date, each
                    Outside Director shall be granted an Option to purchase Two
                    Thousand (2,000) shares of Stock; provided however, that no
                    Outside Director shall be granted Options to purchase more than Thirty Thousand (30,000) shares of Stock in his or her lifetime.

               (iii) Notwithstanding the foregoing, any person may elect not to receive an Option to be granted pursuant to this paragraph
                    6(a) by delivering written notice of such election to the
                    Board no later than the day prior to the date on which such
                    Option would otherwise be granted. A person so declining an
                    Option shall receive no payment or other consideration in
                    lieu of such declined Option. A person who has declined an
                    Option may revoke such election by delivering written notice of such revocation to the Board no later than the day prior to the date on which such Option would be granted pursuant to paragraph 6(a).

               (iv) Notwithstanding any other provision of the Plan to the contrary, no Option shall be granted to any individual on a day when he or she is no longer serving as an Outside
                    Director of the Company.

          b.   OPTION EXERCISE PRICE. The exercise price per share of Stock subject to an Option shall be the fair market value of a share of the Stock on the close of business on the date of the granting of the Option (the "Grant Date"). Where there is a public market for the common stock of the Company, the fair market value per share of Stock shall be the mean of the high and low trading prices of the Common Stock as reported by any national securities exchange or on the Nasdaq National Market System on which the Common Stock is then listed or on the OTC Bulletin Board on that date, or if not then listed, the average of the bid and asking price at the end of trading on such date (or the date next preceding such date if no trading occurs on such date) as quoted in the National
               Association o Securities Dealers Automated Quotation System, or
               if not then quoted, then as quoted in the over the counter market.

          c.   EXERCISE PERIOD AND EXERCISABILITY OF OPTIONS. An Option granted pursuant to the Plan shall be exercisable for a term of ten years. Options granted pursuant to the Plan shall, unless
               otherwise determined by the board, be exercisable as follows:
               one-fourth of the shares of Stock issuable pursuant to the Option shall be exercisable on the date which is six months from the
               Grant Date, an additional one-fourth of the shares of Stock issuable pursuant to the Option shall be exercisable on the one year anniversary of the Grant Date, an additional one-fourth of the shares of Stock issuable pursuant to the Option shall be exercisable on the two year anniversary of Grant Date, and the remaining one-fourth of the shares of Stock issuable pursuant to the Option shall be exercisable on the three year anniversary of the Grant Date.

                   For purposes of the Plan, "Service" shall mean the Optionee's service with the Company, whether in the capacity of an employee, a director, or a consultant. The Optionee's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders Service to the Company, provided that there is no interruption or termination of the
               Optionee's Service.

          d.   TERMINATION OF OPTIONEE. In the event of an Optionee's
               termination of Service for any reason other than as a result of death or disability of the Optionee, in which case all Options that have become vested will remain exercisable for the earlier of 36 months or the expiration date of the Options, all Options that have not become vested and exercisable as of the date of such cessation of Service shall be forfeited and to the extent that such Options have become vested and exercisable as of such date, such Options must be exercised, if at all, within ninety
               (90) days after the Optionee's termination of Service, after which time such Options shall automatically terminate; provided, however, in the event an Optionee ceases being a director because the Optionee's Service was terminated for cause, all Options granted hereunder (whether vested or unvested) shall terminate immediately.

          e.   PAYMENT OF OPTION EXERCISE. Payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check, or cash equivalent, (ii) by the assignment of the proceeds of a sale of some or all of the shares being acquired upon the exercise of an Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System), (iii) by
               the delivery to the Company of shares of Stock which have been owned by the holder of the Option for more than six months and which have an aggregate value equal to such exercise price, or
               (iv) by any combination thereof. The Company reserves, at any and all times, the right, in the Company's sole and absolute
               discretion, to establish, decline to approve and/or terminate any program and/or procedure for the exercise of Options by means of an assignment of the proceeds of a sale of some or all the shares of Stock to be acquired upon such exercise or the delivery of previously owned shares of Stock.

          f.   TRANSFER OF CONTROL. A "Transfer of Control" shall be deemed to have occurred in the event any of the following occurs with respect to the Company:

               (i)  a merger or consolidation in which the Company is not the surviving corporation;

               (ii) a merger or consolidation in which the Company is the surviving corporation where the stockholders of the Company before such merger or consolidation do not retain, directly or indirectly, at least a majority of the beneficial
                    interest in the voting stock of the Company after such
                    merger or consolidation;

               (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company other than a sale, exchange, or transfer to one or more subsidiary corporations (as defined in paragraph 1 above) of the Company;

               (iv) the direct or indirect sale or exchange by the stockholders of the Company of all or substantially all of the stock of the Company where the stockholders of the Company before
                    such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such sale or exchange; or

               (v)  a liquidation or dissolution of the Company.

                        In the event of a Transfer of Control, any unexercisable
                    or unvested portion of the outstanding Options shall be
                    immediately exercisable and vested in full as of the date
                    ten (10) days prior to the expected date of the Transfer of
                    Control. The exercise or vesting of any Option that was
                    permissible solely by reason of this paragraph 6(f) shall be conditioned upon the consummation of the Transfer of
                    Control. In addition, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), may either
                    assume the Company's rights and obligations under
                    outstanding Options or substitute for outstanding Options
                    substantially equivalent options for the Acquiring
                    Corporation's stock. For purposes of this paragraph 6(e), an
                    Option shall be deemed assumed if, following the Transfer of
                    Control, the Option confers the right to acquire in
                    accordance with its terms and conditions, for each share of
                    Stock subject to the Option immediately prior to the
                    Transfer of Control, the consideration (whether stock, cash or other securities or property) to which a holder of a
                    share of Stock on the effective date of the Transfer of
                    Control was entitled. Any Options which are neither assumed nor substituted for by the Acquiring Corporation in
                    connection with the Transfer of Control nor exercised as of the date of the Transfer of Control shall terminate and
                    cease to be outstanding effective as of the date of the
                    Transfer of Control.

               g.   STOCKHOLDER APPROVAL. No Option may be granted pursuant to the Plan prior to obtaining stockholder approval of the 2004
                    Incentive Stock Plan.

     7.   ADDITIONAL COMPENSATION. Each Outside Director shall receive $1,000 for each meeting of the Board attended and shall be reimbursed by the
          Company for his or her reasonable expenses incurred in connection with attendance at meetings of the Board and its committees.

     8.   AUTHORITY TO VARY TERMS. The Board shall have the authority from time to time to vary the terms of the Option Agreements either in connection with the grant of an individual Option or in connection with the authorization of a new standard form or forms of Option;
          provided, however, that the terms and conditions of such revised or amended standard form or forms of stock option agreement shall be in accordance with the terms of the Plan. Such authority shall include, but not be limited to, the authority to grant Options which are immediately exercisable subject to the Company's right to repurchase any unvested shares of Stock acquired by the Optionee on exercise of an Option in the event such Optionee's service as director of the
          Company is terminated for any reason.

     9.   EFFECT OF CHANGE IN STOCK SUBJECT TO PLAN. Appropriate adjustments shall be made in the number and class of shares of Stock subject to the Plan, the number of shares to be granted under the Plan and to any outstanding Options and in the Option exercise price of any outstanding Options in the event of a stock dividend, stock split, recapitalization, reverse stock split, combination, reclassification, or like change in the capital structure of the Company.

     10.  TRANSFERABILITY OF OPTIONS.

          a.   Except as provided in paragraph 10(b), an Option may be exercised during the lifetime of the Optionee only by the Optionee or the
               Optionee's guardian or legal representative and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution.

          b.   Notwithstanding the foregoing, with the consent of the Board, in its sole discretion, an Optionee may transfer all or a portion of the Option to: (i) an Immediate Family Member (as defined below),
               (ii) a trust for the exclusive benefit of the Optionee and/or one or more Immediate Family Members, (iii) a partnership in which the Optionee and/or one or more Immediate Family Members are the only partners, or (iv) such other person or entity as the Board may permit (individually, a "Permitted Transferee"). For purposes of this paragraph 10(b) "Immediate Family Members" shall mean the
               Optionee's spouse, former spouse, children or grandchildren, whether natural or adopted.

               As a condition to such transfer, each Permitted Transferee to whom the Option or any interest therein is transferred shall agree in writing (in a form satisfactory to the Company) to be bound by all of the terms and conditions of the Option Agreement evidencing such Option and any additional restrictions or
               conditions as the Company may require. Following the transfer of an Option, the term "Optionee" shall refer to the Permitted
               Transferee, except that, with respect to any requirements of continued Service or provision for the Company's tax withholding obligations, such term shall refer to the original Optionee. The
               Company shall have no obligation to notify a Permitted Transferee of any termination of the transferred Option, including an early termination resulting from the termination of Service of the
               Original Optionee. A Permitted Transferee shall be prohibited from making a subsequent transfer of a transferred Option except to the original Optionee or to another permitted Transferee or as provided in paragraph 10(a).

     11.  RE-PRICING OF OPTIONS / REPLACEMENT OPTIONS.

          The Company shall not re-price any Options or issue any replacement
          Options unless the Option re-pricing or Option replacement shall have been approved by the holders of a majority of the outstanding shares of the Company.

     12.  TERMINATION OR AMENDMENT OF PLAN.

          The Board, including any duly appointed committee of the Board, may terminate or amend the Plan at any time; provided, however, that without the approval of the stockholders of the Company, there shall be no increase in the total number of shares of Stock covered by the
          Plan (except by operation of the provisions of paragraph 9 above). In any event, no amendment may adversely affect any then outstanding
          Option, or any unexercised portion thereof, without the consent of the
          Optionee.